UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

SOUTHERN COPPER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2575 East Camelback Road, Phoenix, Arizona 85016
(Address of Principal Executive Offices) (Zip Code)

(602) 977-6595

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Section 5.4 of Southern Copper Corporation’s Corporate Governance Guidelines, available to the public on the Company’s web site (www.southerncoppercorp.com), states that in accordance with Section 303A.03 of the corporate governance rules of the New York Stock Exchange, an executive session of non-management directors is scheduled on the occasion of each of the Company’s regularly scheduled Board meetings. It also indicates that special executive sessions of non-management directors will be scheduled if requested by any of said directors. Additionally, the section indicates that the non-manager directors shall designate, and publicly disclose the name of the director who will preside at the executive sessions.

Southern Copper Corporation is making the foregoing disclosure pursuant to the requirements of the second paragraph of the commentary to item 3 of Section 303A of the New York Stock Exchange Listed Company Manual.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

Dated:	November 7, 2005	By:	/s/ Armado Ortega
			Name:	Armando Ortega
			Title:	General Counsel and Secretary